Exhibit 10.1

Date:  6/8/06

Dear  Dave,

On behalf of Newave, Inc., I am pleased to offer you the position of Chief Financial Officer. The material terms of the offer are set forth below:

      Employee:               Dave  Foucar
   Start  Date:               June  13,  2006
        Salary:               $10,833  /  monthly
         Bonus:               20%  of  Salary  -  bonus  criteria  tbd  with
                              CEO
Stock  Options:               .25%  options  of  outstanding  shares  upon
                              issuance  at  the current trading price of Newave,
                              Inc.  common  stock  to  vest  over 24 months on a
                              prorata basis. All warrants must be exercised upon
                              voluntary or involuntary termination of employment
                              with  the  Company.  The  warrant vesting schedule
                              will  accelerate  upon acquisition of the Company.
        Health:               Individual and dependant coverage after 90
                              day  probationary  period,  as  granted  by  the
                              Company's  chosen  health  carriers.
      Vacation:               10  days
  Car  Payment:               $500/month
 Sick/Personal:               5  days
   Reports  to:               Michael  Hill,  CEO

All employees of the Company are "employees at will" and can be terminated at any time for any legal reason. Nothing herein or in any discussion leading to an offer may be construed as a contract or guarantee of employment for a definite period of time. Employee is not entitled to severance pay, although this may be granted at the Company's discretion.

Details regarding benefits and Company policy will be outlined in the employee manual, which will be distributed upon acceptance of employment. This offer supersedes any prior offers extended for this position. Please confirm your acceptance of this offer by signing this letter and returning it to us. We look forward to working with you and anticipate an enjoyable and mutually beneficial relationship.


Sincerely,

/s/Michael Hill
---------------
Michael  Hill
CEO


/s/David Foucar                                  6/13/2006
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Candidate  signature  indicating  acceptance     Date